Schedule of Investments PIMCO High Income Fund	April 30, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 133.3% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.1%

Advanz Pharma Corp. 7.984% (LIBOR03M + 5.500%) due 09/06/2024 ~		$6,851	$6,436
Alphabet Holding Co., Inc. 5.983% (LIBOR03M + 3.500%) due 09/26/2024 ~		99	92
Altice France S.A. 6.473% (LIBOR03M + 4.000%) due 08/14/2026 ~		398	392
Avantor, Inc. 6.233% (LIBOR03M + 3.750%) due 11/21/2024 ~		47	47
Bausch Health Cos., Inc. 5.224% (LIBOR03M + 2.750%) due 11/27/2025 ~		152	152
CityCenter Holdings LLC 4.733% (LIBOR03M + 2.250%) due 04/18/2024 ~		339	339
Diamond Resorts Corp. 6.233% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,282	1,221
Dubai World 1.750% (LIBOR03M + 2.000%) due 09/30/2022 ~		700	657
Envision Healthcare Corp. 6.233% (LIBOR03M + 3.750%) due 10/10/2025 ~		698	676
Financial & Risk U.S. Holdings, Inc.
3.773% - 4.000% (EUR003M + 4.000%) due 10/01/2025 ~	EUR	862	967
3.773% - 4.000% (LIBOR03M + 3.750%) due 10/01/2025 ~		$936	927
Forbes Energy Services LLC 5.000% - 9.000% (LIBOR03M + 5.000%) due 04/13/2021		1,156	1,157
Forest City Enterprises, L.P. 6.483% (LIBOR03M + 4.000%) due 12/07/2025 ~		200	201
FrontDoor, Inc. 5.000% (LIBOR03M + 2.500%) due 08/14/2025 «~		30	30
Frontier Communications Corp. 6.240% (LIBOR03M + 3.750%) due 06/15/2024 ~		886	867
Genworth Holdings, Inc. 6.987% (LIBOR03M + 4.500%) due 03/07/2023 «~		50	50
Gray Television, Inc. 4.977% (LIBOR03M + 2.500%) due 01/02/2026 ~		100	100
iHeartCommunications, Inc.
TBD% due 07/30/2019 ^(e)		240	178
TBD% due 01/30/2020		19,634	14,619
IRB Holding Corp. 5.723% (LIBOR03M + 3.250%) due 02/05/2025 ~		1,293	1,292
Klockner-Pentaplast of America, Inc. 4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	102
McDermott Technology Americas, Inc. 7.483% (LIBOR03M + 5.000%) due 05/12/2025 ~		$1,448	1,436
Messer Industrie GmbH 5.101% (LIBOR03M + 2.500%) due 03/01/2026 ~		150	150
MH Sub LLC 6.227% (LIBOR03M + 3.750%) due 09/13/2024 ~		167	168
Ministry of Finance of Tanzania 7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		100	100
Multi Color Corp. 4.483% (LIBOR03M + 2.000%) due 10/31/2024 ~		24	24
NCI Building Systems, Inc. 6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~		50	49
Neiman Marcus Group Ltd. LLC 5.724% - 5.836% (LIBOR03M + 3.250%) due 10/25/2020 ~		8,802	8,183
Pacific Gas & Electric Co. 7.500% due 02/22/2049 ^«(e)		100	95
Panther BF Aggregator LP TBD% due 04/30/2026 «		90	90
Parexel International Corp. 5.233% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	97
PetSmart, Inc. 6.730% (LIBOR03M + 4.250%) due 03/11/2022 ~		336	325
Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~		324	321
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~		140	138
Starfruit Finco BV 5.729% (LIBOR03M + 3.250%) due 10/01/2025 ~		300	300
Syniverse Holdings, Inc. 7.473% (LIBOR03M + 5.000%) due 03/09/2023 ~		5,218	4,972
Univision Communications, Inc. 5.233% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,479	3,355
West Corp. 6.629% (LIBOR03M + 4.000%) due 10/10/2024 ~		58	56

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Westmoreland Coal Co.

TBD% due 03/15/2029		5,121	4,814
Westmoreland Mining Holdings LLC 10.861% (LIBOR03M + 8.250%) due 03/15/2022 «~		2,620	2,646
Total Loan Participations and Assignments (Cost $63,825)			57,821

CORPORATE BONDS & NOTES 59.2%

BANKING & FINANCE 25.1%

AGFC Capital Trust 4.347% (US0003M + 1.750%) due 01/15/2067 ~		27,410	15,076
Ally Financial, Inc.
8.000% due 11/01/2031		4	5
8.000% due 11/01/2031 (m)		1,270	1,616
Ambac LSNI LLC 7.592% due 02/12/2023 •(m)		670	679
Ardonagh Midco PLC 8.375% due 07/15/2023 (m)	GBP	12,635	13,865
Athene Holding Ltd. 4.125% due 01/12/2028		$76	74
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (m)		4,460	4,260
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		216	227
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		70	72
5.000% due 04/20/2048		104	103
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)(m)	EUR	500	588
Bank of Ireland 7.375% due 06/18/2020 •(i)(j)		200	238
Barclays Bank PLC 7.625% due 11/21/2022 (j)		$310	338
Barclays PLC
7.750% due 09/15/2023 •(i)(j)		2,150	2,224
7.875% due 09/15/2022 •(i)(j)	GBP	7,210	10,140
8.000% due 06/15/2024 •(i)(j)		$600	633
Brighthouse Holdings LLC 6.500% due 07/27/2037 Ø(i)		70	66
Brookfield Finance, Inc.
3.900% due 01/25/2028		128	126
4.700% due 09/20/2047 (m)		290	283
Cantor Fitzgerald LP 6.500% due 06/17/2022 (m)		13,100	14,010
CBL & Associates LP
4.600% due 10/15/2024		2	1
5.950% due 12/15/2026 (m)		3,368	2,383
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		250	272
Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)		200	208
7.500% due 07/17/2023 •(i)(j)		400	420
Doctors Co. 6.500% due 10/15/2023 (m)		10,000	10,512
Emerald Bay S.A. 0.000% due 10/08/2020 (h)(m)	EUR	2,738	2,937
Flagstar Bancorp, Inc. 6.125% due 07/15/2021 (m)		$3,000	3,147
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		363	373
6.750% due 03/15/2022 (m)		682	702
GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/2035		200	187
GLP Capital LP 5.250% due 06/01/2025		20	21
Growthpoint Properties International Pty. Ltd. 5.872% due 05/02/2023		200	206
GSPA Monetization Trust 6.422% due 10/09/2029		5,694	6,524
Hampton Roads PPV LLC 6.621% due 06/15/2053		19,964	20,608
HSBC Bank PLC 6.330% due 05/23/2023		8,300	8,632
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	600	821
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,600	3,325
6.500% due 03/23/2028 •(i)(j)		$700	713
Hunt Cos., Inc. 6.250% due 02/15/2026		36	34
iStar, Inc.
4.625% due 09/15/2020		20	20
5.250% due 09/15/2022		27	27
Jefferies Finance LLC
7.250% due 08/15/2024 (m)		7,285	7,230
7.375% due 04/01/2020 (m)		1,200	1,203

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Kennedy-Wilson, Inc. 5.875% due 04/01/2024		96	97
Lloyds Bank PLC 12.000% due 12/16/2024 •(i)		5,300	6,392
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)		500	519
7.875% due 06/27/2029 •(i)(j)	GBP	4,110	6,056
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (m)		$7,000	7,013
Midwest Family Housing LLC 6.631% due 01/01/2051		4,890	4,676
Nationstar Mortgage LLC 6.500% due 07/01/2021		1,030	1,034
Navient Corp.
5.625% due 08/01/2033 (m)		8,064	6,532
6.500% due 06/15/2022		114	120
Newmark Group, Inc. 6.125% due 11/15/2023		40	42
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		68	70
Provident Funding Associates LP 6.375% due 06/15/2025		37	35
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		5,840	6,023
8.625% due 08/15/2021 •(i)(j)		3,700	3,987
Santander UK Group Holdings PLC 7.375% due 06/24/2022 •(i)(j)	GBP	6,363	8,840
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	194
7.375% due 10/04/2023 •(i)(j)		900	916
TP ICAP PLC 5.250% due 01/26/2024 (m)	GBP	4,190	5,625
UniCredit SpA 7.830% due 12/04/2023 (m)		$3,300	3,707
Unigel Luxembourg S.A. 10.500% due 01/22/2024		810	874
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	259	376
Voyager Aviation Holdings LLC 8.500% due 08/15/2021		$6,510	6,726
WeWork Cos., Inc. 7.875% due 05/01/2025		104	103
			205,086
INDUSTRIALS 23.1%

Adient U.S. LLC 7.000% due 05/15/2026 (c)		52	53
Air Canada Pass-Through Trust 3.700% due 07/15/2027		32	32
Altice France S.A. 5.875% due 02/01/2027 (m)	EUR	2,500	2,982
Associated Materials LLC 9.000% due 01/01/2024		$1,102	1,041
Baffinland Iron Mines Corp. 8.750% due 07/15/2026 (m)		8,400	8,515
Bausch Health Americas, Inc. 8.500% due 01/31/2027		52	57
Bombardier, Inc. 7.875% due 04/15/2027		290	292
Clear Channel Worldwide Holdings, Inc. 6.500% due 11/15/2022 (m)		2,950	3,031
Cleveland-Cliffs, Inc. 4.875% due 01/15/2024		48	48
Co-operative Group Holdings Ltd. 7.500% due 07/08/2026 Ø	GBP	100	147
CommScope, Inc. 5.500% due 03/01/2024		$116	121
Community Health Systems, Inc.
5.125% due 08/01/2021		300	297
6.250% due 03/31/2023 (m)		13,476	13,173
8.000% due 03/15/2026		763	744
8.625% due 01/15/2024		1,775	1,806
DAE Funding LLC
5.250% due 11/15/2021		382	394
5.750% due 11/15/2023		382	401
Dell International LLC 6.020% due 06/15/2026 (m)		3,572	3,872
Diamond Resorts International, Inc. 7.750% due 09/01/2023 (m)		3,315	3,303
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		11,130	11,353
EI Group PLC
6.000% due 10/06/2023	GBP	500	701
6.875% due 05/09/2025		6,600	9,337

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Envision Healthcare Corp. 8.750% due 10/15/2026 (m)		$3,318	3,136
Exela Intermediate LLC 10.000% due 07/15/2023 (m)		172	174
Ferroglobe PLC 9.375% due 03/01/2022 (m)		2,250	2,025
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		2,240	2,122
6.875% due 03/01/2026 (m)		2,448	2,289
7.000% due 02/15/2021		224	229
Ford Motor Co. 7.700% due 05/15/2097 (m)		15,515	17,377
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		9,300	7,177
Frontier Finance PLC 8.000% due 03/23/2022	GBP	6,600	8,968
Full House Resorts, Inc. 8.575% due 01/31/2024 «		$495	496
General Electric Co.
5.000% due 01/21/2021 •(i)		397	376
5.550% due 01/05/2026 (m)		161	175
5.875% due 01/14/2038		46	50
6.150% due 08/07/2037		53	58
6.875% due 01/10/2039		13	15
General Shopping Finance Ltd. 10.000% due 05/31/2019 (i)		5,300	4,346
General Shopping Investments Ltd. 0.000% due 03/20/2022 ^(e)(i)		2,500	688
HCA, Inc. 7.500% due 11/15/2095 (m)		3,462	3,566
Huntsman International LLC 4.500% due 05/01/2029		62	62
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		710	529
9.000% due 03/01/2021 ^(e)		2,309	1,720
9.000% due 09/15/2022 ^(e)		7,022	5,267
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		23	21
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,300	2,084
8.000% due 02/15/2024		17	18
8.500% due 10/15/2024		333	330
9.750% due 07/15/2025		175	180
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,617	5,252
8.125% due 06/01/2023 (m)		15,504	11,802
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		108	78
Melco Resorts Finance Ltd. 5.250% due 04/26/2026		1,500	1,499
Metinvest BV 8.500% due 04/23/2026		700	690
Micron Technology, Inc. 5.327% due 02/06/2029		216	223
Netflix, Inc. 4.625% due 05/15/2029 (m)	EUR	300	367
New Albertson's LP 6.570% due 02/23/2028 (m)		$4,021	3,056
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/31/2019 (h)(i)		3,371	34
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		489	483
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		165	172
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		32	34
Petroleos Mexicanos
6.500% due 03/13/2027		270	274
6.750% due 09/21/2047		70	65
PetSmart, Inc. 5.875% due 06/01/2025		161	147
Platin GmbH 6.875% due 06/15/2023 (m)	EUR	600	670
QVC, Inc. 5.950% due 03/15/2043 (m)		$5,000	4,641
Radiate Holdco LLC 6.875% due 02/15/2023		100	101
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (m)	EUR	300	340
6.875% due 11/15/2026		100	113
Rockpoint Gas Storage Canada Ltd. 7.000% due 03/31/2023		$12	12
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031 (m)	GBP	13,100	20,841
Sands China Ltd.
4.600% due 08/08/2023		$200	207

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

5.125% due 08/08/2025		400	423
5.400% due 08/08/2028		1,802	1,911
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		3,284	3,391
Starfruit Finco BV 6.500% due 10/01/2026	EUR	100	116
Syngenta Finance NV 5.182% due 04/24/2028		$200	205
T-Mobile USA, Inc. 4.750% due 02/01/2028		29	29
Telenet Finance Luxembourg Notes SARL 5.500% due 03/01/2028		200	200
Teva Pharmaceutical Finance Netherlands BV 3.250% due 04/15/2022 (m)	EUR	500	584
Topaz Solar Farms LLC
4.875% due 09/30/2039		$205	202
5.750% due 09/30/2039		1,325	1,390
Transocean Pontus Ltd. 6.125% due 08/01/2025		202	209
Triumph Group, Inc.
4.875% due 04/01/2021		184	182
5.250% due 06/01/2022		36	36
United Group BV
4.375% due 07/01/2022	EUR	100	115
4.875% due 07/01/2024		100	116
Univision Communications, Inc.
5.125% due 05/15/2023		$231	224
5.125% due 02/15/2025		765	722
Vale Overseas Ltd.
6.250% due 08/10/2026		205	225
6.875% due 11/21/2036		89	104
6.875% due 11/10/2039		60	70
ViaSat, Inc.
5.625% due 09/15/2025		136	136
5.625% due 04/15/2027		81	83
VOC Escrow Ltd. 5.000% due 02/15/2028		79	79
Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	101
4.250% due 03/01/2022		8	8
5.400% due 04/01/2024		14	14
5.750% due 04/01/2027		1,185	1,195
Wynn Macau Ltd. 5.500% due 10/01/2027		200	197
			188,546
UTILITIES 11.0%

AT&T, Inc. 4.900% due 08/15/2037		81	84
CenturyLink, Inc. 7.200% due 12/01/2025		1,122	1,120
DTEK Finance PLC (10.750% Cash or 10.750% PIK) 10.750% due 12/31/2024 (d)		5,927	5,807
Frontier Communications Corp. 8.000% due 04/01/2027		144	149
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		15,200	16,558
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021		1,227	1,217
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 (d)		2,841	1,811
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022		4,538	4,344
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 (d)		12,850	3,309
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		1,230	1,156
2.950% due 03/01/2026 ^(e)		645	584
3.250% due 09/15/2021 ^(e)		114	108
3.250% due 06/15/2023 ^(e)		361	340
3.300% due 03/15/2027 ^(e)		992	908
3.300% due 12/01/2027 ^(e)		970	884
3.400% due 08/15/2024 ^(e)		309	290
3.500% due 10/01/2020 ^(e)(m)		12,243	11,692
3.500% due 06/15/2025 ^(e)		863	811
3.750% due 02/15/2024 ^(e)		285	270
3.750% due 08/15/2042 ^(e)		30	26
3.850% due 11/15/2023 ^(e)		140	133
4.000% due 12/01/2046 ^(e)		2	2
4.250% due 05/15/2021 ^(e)		249	240
4.250% due 08/01/2023 ^(e)		300	291
4.300% due 03/15/2045 ^(e)		186	169
4.600% due 06/15/2043 ^(e)		24	22
4.650% due 08/01/2028 ^(e)		300	292
4.750% due 02/15/2044 ^(e)		83	79

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

5.125% due 11/15/2043 ^(e)		685	659
5.400% due 01/15/2040 ^(e)		22	22
5.800% due 03/01/2037 ^(e)		701	711
6.050% due 03/01/2034 ^(e)		278	290
6.250% due 03/01/2039 ^(e)		108	112
6.350% due 02/15/2038 ^(e)		20	21
Petrobras Global Finance BV
5.750% due 02/01/2029		330	332
5.999% due 01/27/2028		113	116
6.250% due 12/14/2026	GBP	8,600	12,481
6.625% due 01/16/2034		200	285
6.850% due 06/05/2115		$98	96
7.375% due 01/17/2027		2,511	2,802
8.750% due 05/23/2026		119	143
Rio Oil Finance Trust
8.200% due 04/06/2028		260	286
9.250% due 07/06/2024		17,419	19,161
Southern California Edison Co.
3.650% due 03/01/2028		7	7
5.750% due 04/01/2035		14	16
6.000% due 01/15/2034		4	5
Transocean Poseidon Ltd. 6.875% due 02/01/2027		156	166
			90,407
Total Corporate Bonds & Notes (Cost $465,494)			484,039

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

DISH Network Corp. 3.375% due 08/15/2026		5,100	4,691
Total Convertible Bonds & Notes (Cost $5,100)			4,691

MUNICIPAL BONDS & NOTES 7.8%

CALIFORNIA 0.5%

Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007 6.506% due 02/01/2031		1,855	2,175
Sacramento County, California Revenue Bonds, Series 2013 7.250% due 08/01/2025		1,500	1,829
			4,004
DISTRICT OF COLUMBIA 1.3%

District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035		9,740	10,747

ILLINOIS 2.7%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	10,919
7.517% due 01/01/2040		9,805	10,941
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		45	49
7.350% due 07/01/2035		30	34
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033		365	359
			22,302
NEW YORK 0.2%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005 6.000% due 06/01/2028		1,485	1,485

TEXAS 1.3%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043		7,535	10,355
VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		1,355	1,268
WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		66,200	4,162

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

7.467% due 06/01/2047	9,675	9,603
		13,765
Total Municipal Bonds & Notes (Cost $57,211)		63,926

U.S. GOVERNMENT AGENCIES 3.2%

Fannie Mae
3.500% due 09/25/2027 (a)	341	31
5.020% due 10/25/2041	341	348
6.093% due 05/25/2043 •	422	492
10.000% due 01/25/2034 •	217	276
Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	8,371
0.100% due 02/25/2046 (a)	115,054	154
3.627% due 07/15/2035 •(a)	949	130
3.727% due 02/15/2042 •(a)	1,789	229
4.000% due 08/15/2020 (a)	97	2
4.500% due 10/15/2037 (a)	478	26
4.608% due 11/25/2055 «~	13,978	8,474
4.667% due 08/15/2036 •(a)	578	112
5.000% due 06/15/2033	1,320	234
8.055% due 05/15/2033 •	48	58
11.677% due 10/25/2027 •	4,320	5,765
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	2,554	369
3.769% due 02/20/2042 •(a)	6,666	480
4.500% due 07/20/2042 (a)	211	34
5.000% due 09/20/2042 (a)	364	72
Total U.S. Government Agencies (Cost $25,325)		25,657

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.0%

Adjustable Rate Mortgage Trust 2.817% due 05/25/2036 •	3,862	2,206
Banc of America Alternative Loan Trust
2.837% due 06/25/2037 •	3,783	2,992
3.123% due 06/25/2046 ^•(a)	5,406	473
4.163% due 06/25/2037 ^•(a)	4,108	642
Banc of America Funding Trust
6.000% due 07/25/2037 ^	501	475
6.250% due 10/26/2036	8,265	6,865
Banc of America Mortgage Trust 4.526% due 02/25/2036 ^~	16	15
BCAP LLC Trust
0.000% due 06/26/2036 ~	1,622	817
4.265% due 10/26/2036 ~	5,459	5,410
4.920% due 03/26/2037 Ø	1,482	1,628
6.000% due 05/26/2037 ~	6,612	4,745
6.066% due 09/26/2036 ~	6,280	6,156
Bear Stearns Adjustable Rate Mortgage Trust 3.582% due 11/25/2034 ~	56	53
Bellemeade Re Ltd. 8.777% due 07/25/2025 •	1,250	1,259
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	410	297
5.688% due 10/15/2048	2,890	1,689
Chase Mortgage Finance Trust
4.134% due 09/25/2036 ^~	92	87
4.274% due 12/25/2035 ^~	18	17
5.500% due 05/25/2036 ^	3	3
Citigroup Commercial Mortgage Trust 5.753% due 12/10/2049 ~	5,589	3,215
Citigroup Mortgage Loan Trust
4.186% due 08/25/2037 ^~	177	152
4.318% due 11/25/2035 ~	16,385	12,878
4.356% due 07/25/2037 ^~	109	109
6.500% due 09/25/2036	4,142	3,276
Commercial Mortgage Loan Trust 6.238% due 12/10/2049 ~	12,147	7,925
Countrywide Alternative Loan Trust
2.523% due 04/25/2035 •(a)	3,683	231
2.727% due 12/25/2046 •	3,063	2,803
4.443% due 02/25/2037 ^~	208	204
4.991% due 07/25/2021 ^~	200	197
6.000% due 02/25/2037 ^	5,756	3,830
6.250% due 12/25/2036 ^•	3,087	2,272
6.500% due 06/25/2036 ^	860	653
Countrywide Home Loan Mortgage Pass-Through Trust
2.873% due 12/25/2036 •(a)	2,937	344
3.845% due 09/20/2036 ^~	427	375
4.018% due 09/25/2047 ^~	38	36
Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	3,089	2,354
5.893% due 02/15/2039 ~	104	104

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036		1,963	1,786
Epic Drummond Ltd. 0.000% due 01/25/2022 •	EUR	215	238
Eurosail PLC
2.193% due 06/13/2045 •	GBP	3,347	3,303
4.843% due 06/13/2045 •		988	1,119
Grifonas Finance PLC 0.050% due 08/28/2039 •	EUR	4,199	4,323
HarborView Mortgage Loan Trust
4.285% due 08/19/2036 ^~		$384	317
4.354% due 08/19/2036 ^~		20	19
IM Pastor Fondo de Titluzacion Hipotecaria 0.000% due 03/22/2043 •	EUR	5,701	5,806
JPMorgan Alternative Loan Trust 3.883% due 03/25/2037 ^~		$5,572	5,383
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		4,574	2,945
5.623% due 05/12/2045		1,520	1,174
JPMorgan Mortgage Trust
3.674% due 07/27/2037 ~		4,269	2,405
4.143% due 01/25/2037 ^•(a)		17,861	4,090
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,259	924
5.562% due 02/15/2040 ~		617	376
Lehman XS Trust 2.697% due 06/25/2047 •		2,868	2,561
Motel 6 Trust 9.399% due 08/15/2019 •		10,529	10,701
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.525% due 04/25/2036 ^~		5,426	5,049
Nomura Resecuritization Trust 5.542% due 07/26/2035 ~		4,482	3,908
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		485	490
6.250% due 09/25/2037 ^		4,931	3,090
6.500% due 08/25/2036 ^		819	434
Structured Adjustable Rate Mortgage Loan Trust
4.254% due 01/25/2036 ^~		168	126
4.501% due 04/25/2047 ~		486	364
Structured Asset Mortgage Investments Trust 2.667% due 07/25/2046 ^•		10,764	8,654
WaMu Mortgage Pass-Through Certificates Trust 3.458% due 05/25/2037 ^~		128	106
Washington Mutual Mortgage Pass-Through Certificates Trust
4.203% due 04/25/2037 •(a)		11,234	2,948
6.500% due 03/25/2036 ^		7,319	6,035
Total Non-Agency Mortgage-Backed Securities (Cost $143,761)			155,461

ASSET-BACKED SECURITIES 14.9%

ACE Securities Corp. Home Equity Loan Trust 2.617% due 07/25/2036 •		2,695	2,175
Airspeed Ltd. 2.743% due 06/15/2032 •		463	458
Apidos CLO 0.000% due 07/22/2026 «~		3,000	0
Argent Securities Trust 2.667% due 03/25/2036 •		5,739	3,638
Avoca CLO DAC 0.000% due 10/15/2030 ~	EUR	2,150	1,640
Belle Haven ABS CDO Ltd. 2.848% due 07/05/2046 •		$185,947	409
Carlyle Global Market Strategies Euro CLO DAC 0.000% due 01/25/2032 ~	EUR	2,200	2,044
Carlyle Global Market Strategies Euro CLO Ltd. 0.000% due 04/15/2027 ~		800	655
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	3,629
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	2,200
0.000% due 10/22/2031 ~		3,000	1,604
Citigroup Mortgage Loan Trust 2.637% due 12/25/2036 •		5,856	3,981
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,941
3.600% due 11/27/2028		1,197	1,344
4.500% due 11/27/2028		1,047	1,176
6.200% due 11/27/2028		1,296	1,456
Countrywide Asset-Backed Certificates Trust 2.747% due 09/25/2046 •		$14,313	9,705
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	1,814
Duke Funding Ltd. 3.379% due 08/07/2033 •		$16,581	5,886

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Glacier Funding CDO Ltd. 3.008% due 08/04/2035 •		6,890	1,723
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	723
Halcyon Loan Advisors European Funding BV 0.000% due 04/15/2030 ~		1,100	927
Long Beach Mortgage Loan Trust 2.667% due 02/25/2036 •		$1,329	1,090
Man GLG Euro CLO 0.000% due 10/15/2030 ~	EUR	4,150	3,919
Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24,359	9,356
0.000% due 04/16/2029 «(h)		7	2,408
0.000% due 07/16/2029 «(c)(h)		10	4,288
Merrill Lynch Mortgage Investors Trust
2.637% due 04/25/2037 •		864	516
5.953% due 03/25/2037 Ø		3,760	1,080
Morgan Stanley Mortgage Loan Trust
3.891% due 11/25/2036 ^•		813	397
5.965% due 09/25/2046 ^Ø		7,313	4,069
People's Financial Realty Mortgage Securities Trust 2.637% due 09/25/2036 •		21,646	6,191
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^		7,630	4,448
7.238% due 09/25/2037 ^Ø		6,601	3,847
Sherwood Funding CDO Ltd. 2.873% due 11/06/2039 •		34,922	10,564
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(h)		5	4,563
SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		62	3,176
0.000% due 11/25/2026 «(h)		94	6,490
South Coast Funding Ltd. 3.297% due 08/10/2038 •		26,311	5,138
Specialty Underwriting & Residential Finance Trust 3.452% due 06/25/2036 •		409	93
Washington Mutual Asset-Backed Certificates Trust 2.627% due 05/25/2036 •		234	200
Total Asset-Backed Securities (Cost $140,467)			121,961

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	163
3.380% due 12/31/2038 Ø		4,410	2,582
5.250% due 01/15/2028		200	149
6.250% due 11/09/2047		100	74
7.820% due 12/31/2033		1,119	932
40.244% (BADLARPP) due 10/04/2022 ~	ARS	84	3
48.175% (BADLARPP + 3.250%) due 03/01/2020 ~		1,600	33
50.249% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		89,562	1,707
70.354% due 06/21/2020 ~(a)		337,927	7,618
Autonomous City of Buenos Aires Argentina 0.000% due 03/29/2024 •		118,268	2,021
Autonomous Community of Catalonia 4.900% due 09/15/2021 (m)	EUR	2,350	2,849
Export-Credit Bank of Turkey 8.250% due 01/24/2024		$200	200
Kazakhstan Government International Bond 2.375% due 11/09/2028	EUR	100	117
Peru Government International Bond
5.940% due 02/12/2029	PEN	1,175	376
6.350% due 08/12/2028		7,732	2,550
6.950% due 08/12/2031		2,510	857
8.200% due 08/12/2026		384	140
Provincia de Buenos Aires 0.000% due 04/12/2025 ~	ARS	267,665	4,452
Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	25	30
3.000% due 02/24/2024 Ø		25	30
3.000% due 02/24/2025 Ø		25	29
3.000% due 02/24/2026 Ø		25	29
3.000% due 02/24/2027 Ø		25	29
3.000% due 02/24/2028 Ø		25	29
3.000% due 02/24/2029 Ø		25	29
3.000% due 02/24/2030 Ø		25	28
3.000% due 02/24/2031 Ø		25	28
3.000% due 02/24/2032 Ø		25	28
3.000% due 02/24/2033 Ø		25	28
3.000% due 02/24/2034 Ø		25	28
3.000% due 02/24/2035 Ø		25	28
3.000% due 02/24/2036 Ø		25	27
3.000% due 02/24/2037 Ø		25	27
3.000% due 02/24/2038 Ø		25	27
3.000% due 02/24/2039 Ø		25	27
3.000% due 02/24/2040 Ø		25	27

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

3.000% due 02/24/2041 Ø	25	27
3.000% due 02/24/2042 Ø	25	27
Turkey Government International Bond
3.250% due 06/14/2025	100	101
4.625% due 03/31/2025	2,300	2,493
5.200% due 02/16/2026	800	877
7.625% due 04/26/2029 (m)	$2,600	2,535
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)	365	107
8.250% due 10/13/2024 ^(e)	34	10
9.250% due 09/15/2027 ^(e)	452	144
Total Sovereign Issues (Cost $47,782)		33,652
	SHARES
COMMON STOCKS 1.5%

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (f)	584,952	5,475

ENERGY 0.0%
Forbes Energy Services Ltd. (f)(k)	66,131	198

FINANCIALS 0.6%

Ardonagh Group Ltd. «(k)	3,457,270	5,297

INDUSTRIALS 0.2%

Westmoreland Mining Holdings LLC «	88,291	1,369
Total Common Stocks (Cost $15,006)		12,339
WARRANTS 0.2%

INDUSTRIALS 0.2%
Sequa Corp. - Exp. 04/28/2024 «	1,795,000	1,757
Total Warrants (Cost $0)		1,757
PREFERRED SECURITIES 8.2%

BANKING & FINANCE 3.1%
Nationwide Building Society 10.250% ~	94,345	18,392
OCP CLO Ltd. 0.000% due 04/26/2028 (h)	8,700	7,309
		25,701
INDUSTRIALS 5.1%
Sequa Corp. 9.000% «	39,487	41,418
Total Preferred Securities (Cost $59,741)		67,119
REAL ESTATE INVESTMENT TRUSTS 2.6%

REAL ESTATE 2.6%
VICI Properties, Inc.	934,782	21,313
Total Real Estate Investment Trusts (Cost $12,650)		21,313

SHORT-TERM INSTRUMENTS 4.9%

REPURCHASE AGREEMENTS (l) 4.3%	35,297

PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.6%
2.431% due 05/23/2019 - 07/05/2019 (g)(h)(o)(q)	4,892	4,878

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Total Short-Term Instruments (Cost $40,175)	40,175
Total Investments in Securities (Cost $1,076,537)	1,089,911
Total Investments 133.3% (Cost $1,076,537)	$1,089,911
Financial Derivative Instruments (n)(p) 1.9% (Cost or Premiums, net $133,955)	15,670
Auction Rate Preferred Shares (12.5)%	(101,975)
Other Assets and Liabilities, net (22.7)%	(185,801)
Net Assets Applicable to Common Shareholders 100.0%	$817,805

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$4,632	$5,297	0.65%
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	2,028	198	0.02
		$6,660	$5,495	0.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	04/30/2019	05/01/2019	$1,397	U.S. Treasury Notes 2.750% due 11/30/2020	$(1,430)	$1,397	$1,397
RDR	2.920	04/30/2019	05/01/2019	28,000	U.S. Treasury Notes 1.875% - 2.750% due 02/28/2022 - 11/15/2023	(28,630)	28,000	28,002
SAL	2.820	04/30/2019	05/01/2019	5,900	U.S. Treasury Notes 2.875% due 10/31/2023	(6,026)	5,900	5,901
Total Repurchase Agreements						$(36,086)	$35,297	$35,300

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(1.000)%	03/11/2019	TBD(3)		$(1,371)	$(1,369)
BRC	(0.500)	03/21/2019	TBD(3)	GBP	(4,399)	(5,732)
	2.200	12/24/2018	TBD(3)		$(3,663)	(3,692)
CIW	2.780	04/12/2019	05/10/2019		(20,604)	(20,634)
FOB	2.750	04/08/2019	05/08/2019		(3,491)	(3,497)
JML	(0.320)	03/04/2019	06/04/2019	EUR	(2,595)	(2,909)
	(0.300)	03/01/2019	06/03/2019		(274)	(307)
	(0.250)	03/01/2019	06/03/2019		(696)	(781)
	(0.200)	03/01/2019	06/03/2019		(2,690)	(3,017)
	(0.150)	03/01/2019	TBD(3)		(2,008)	(2,251)
	(0.150)	04/16/2019	06/05/2019		(2,177)	(2,442)

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

	0.250	04/03/2018	TBD(3)	GBP	(1,041)	(1,362)
	0.950	03/04/2019	06/04/2019		(538)	(703)
MEI	2.900	04/18/2019	05/17/2019		$(2,171)	(2,173)
NOM	3.000	04/15/2019	05/14/2019		(3,893)	(3,898)
	3.000	04/17/2019	05/17/2019		(7,018)	(7,026)
	3.000	04/18/2019	05/20/2019		(1,886)	(1,888)
RTA	3.081	04/23/2019	07/23/2019		(2,779)	(2,781)
	3.179	03/12/2019	09/12/2019		(4,016)	(4,034)
	3.180	02/20/2019	05/20/2019		(2,781)	(2,798)
SOG	3.150	04/10/2019	07/10/2019		(2,375)	(2,379)
	3.150	04/11/2019	07/11/2019		(5,906)	(5,916)
	3.150	05/01/2019	08/01/2019		(7,570)	(7,570)
	3.180	03/12/2019	06/12/2019		(1,485)	(1,492)
	3.330	02/01/2019	05/01/2019		(7,442)	(7,503)
UBS	(0.250)	03/08/2019	06/10/2019	EUR	(443)	(497)
	0.950	03/01/2019	06/03/2019	GBP	(17,960)	(23,457)
	2.860	03/05/2019	06/05/2019		$(16,169)	(16,242)
	3.000	04/05/2019	TBD(3)		(9,035)	(9,055)
	3.030	02/04/2019	05/06/2019		(5,939)	(5,982)
	3.040	03/13/2019	06/13/2019		(285)	(286)
	3.050	03/04/2019	06/04/2019		(1,402)	(1,409)
	3.050	04/15/2019	07/16/2019		(7,815)	(7,826)
	3.060	03/07/2019	06/07/2019		(3,994)	(4,013)
	3.060	03/12/2019	06/12/2019		(17,215)	(17,288)
	3.090	02/20/2019	05/20/2019		(6,216)	(6,253)
	3.150	03/04/2019	06/04/2019		(5,157)	(5,183)
	3.160	03/05/2019	06/05/2019		(231)	(232)
	3.190	02/04/2019	05/06/2019		(13,470)	(13,573)
Total Reverse Repurchase Agreements						$(209,450)

(m)	Securities with an aggregate market value of $223,893 have been pledged as collateral under the terms of master agreements as of April 30, 2019.

(1)	Includes accrued interest.

(2)	The average amount of borrowings outstanding during the period ended April 30, 2019 was $(156,442) at a weighted average interest rate of 2.588%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	17.553%	$9,600	$(317)	$(803)	$(1,120)	$13	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.821	900	(49)	57	8	3	0
						$(366)	$(746)	$(1,112)	$16	$0

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.860%	Semi-Annual	04/26/2023		$293,300	$(803)	$6,925	$6,122	$283	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		155,200	5,684	(4,406)	1,278	0	(157)
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		234,200	(3,983)	(3,477)	(7,460)	0	(323)
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		2,700	59	63	122	7	0
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		76,500	1,627	1,680	3,307	186	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	(13,835)	96,641	3,614	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		613,500	23,493	1,992	25,485	0	(3,351)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	663,900	(1,307)	(1,182)	(2,489)	68	0
Receive(5)	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024		77,300	12	(732)	(720)	68	0
Receive(5)	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		88,800	13	(879)	(866)	79	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		442,600	442	7,460	7,902	0	(1,089)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		2,200	(5)	(108)	(113)	6	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		21,400	(189)	(211)	(400)	57	0

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		115,100	478	(4,783)	(4,305)	607	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	55,200	(394)	(341)	(735)	296	0
							$135,603	$(11,834)	$123,769	$5,271	$(4,920)
Total Swap Agreements							$135,237	$(12,580)	$122,657	$5,287	$(4,920)

(o)	Securities with an aggregate market value of $3,894 and cash of $22,125 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

							Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month			Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	05	/2019	EUR	50,684		$57,191	$344	$0
BPS	05	/2019	ARS	47,895		1,032	0	(37)
	05	/2019		$170	ARS	7,390	0	(5)
BRC	05	/2019		8,320	MXN	158,995	51	0
CBK	05	/2019	RUB	73,236		$1,128	0	(3)
	05	/2019		$100,076	GBP	77,485	972	(2)
	06	/2019	GBP	75,248		$97,324	0	(972)
	08	/2019		$1,113	RUB	73,236	4	0
GLM	05	/2019	GBP	712		$917	0	(12)
	05	/2019		$512	EUR	452	0	(5)
	07	/2019	PEN	4,622		$1,396	3	0
	07	/2019		$7,472	RUB	495,889	119	0
HUS	05	/2019	ARS	47,823		$1,046	9	0
	05	/2019		$1,157	ARS	50,527	5	(39)
JPM	05	/2019		1,750	EUR	1,547	0	(15)
	05	/2019		1,372	GBP	1,044	0	(10)
MSB	05	/2019	ARS	225,033		$5,301	262	0
	05	/2019	BRL	629		159	0	(2)
	05	/2019		$160	BRL	629	1	0
NGF	05	/2019	ARS	215,429		$4,711	0	(99)
SCX	05	/2019	GBP	77,044		102,153	1,681	0
SOG	05	/2019		$1,103	RUB	73,236	28	0
SSB	05	/2019	GBP	773		$1,012	4	0
UAG	05	/2019		$54,263	EUR	48,685	341	0
	06	/2019	EUR	48,685		$54,411	0	(345)
Total Forward Foreign Currency Contracts							$3,824	$(1,546)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.091%	$1,700	$(332)	$240	$0	$(92)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.091	2,200	(437)	318	0	(119)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.091	2,800	(581)	429	0	(152)
							$(1,350)	$987	$0	$(363)

INTEREST RATE SWAPS

										Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022		$600,000	$68	$11,098	$11,166	$0
GLM	Pay	3-Month USD-LIBOR	0.330	Annual	09/06/2024	EUR	622,400	0	1,581	1,581	0

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

MYC	Pay	3-Month USD-LIBOR	0.340	Annual	09/11/2024	246,700	0	641	641	0
							$68	$13,320	$13,388	$0
Total Swap Agreements							$(1,282)	$14,307	$13,388	$(363)

(q)	Securities with an aggregate market value of $649 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$54,810	$3,011	$57,821
Corporate Bonds & Notes
Banking & Finance	0	205,086	0	205,086
Industrials	0	188,050	496	188,546
Utilities	0	90,407	0	90,407
Convertible Bonds & Notes
Industrials	0	4,691	0	4,691
Municipal Bonds & Notes
California	0	4,004	0	4,004
District of Columbia	0	10,747	0	10,747
Illinois	0	22,302	0	22,302
New York	0	1,485	0	1,485
Texas	0	10,355	0	10,355
Virginia	0	1,268	0	1,268
West Virginia	0	13,765	0	13,765
U.S. Government Agencies	0	17,183	8,474	25,657
Non-Agency Mortgage-Backed Securities	0	155,461	0	155,461
Asset-Backed Securities	0	91,680	30,281	121,961
Sovereign Issues	0	33,652	0	33,652
Common Stocks
Consumer Discretionary	5,475	0	0	5,475
Energy	0	198	0	198
Financials	0	0	5,297	5,297
Industrials	0	0	1,369	1,369
Warrants
Industrials	0	0	1,757	1,757
Preferred Securities
Banking & Finance	0	25,701	0	25,701
Industrials	0	0	41,418	41,418
Real Estate Investment Trusts
Real Estate	21,313	0	0	21,313
Short-Term Instruments
Repurchase Agreements	0	35,297	0	35,297
U.S. Treasury Bills	0	4,878	0	4,878

Total Investments	$26,788	$971,020	$92,103	$1,089,911

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,287	0	5,287
Over the counter	0	17,212	0	17,212

	$0	$22,499	$0	$22,499
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,920)	0	(4,920)
Over the counter	0	(1,909)	0	(1,909)

	$0	$(6,829)	$0	$(6,829)

Total Financial Derivative Instruments	$0	$15,670	$0	$15,670

Totals	$26,788	$986,690	$92,103	$1,105,581

Schedule of Investments PIMCO High Income Fund (Cont.)	April 30, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$719	$2,851	$(154)	$(1)	$2	$3	$50	$(459)	$3,011	$12
Corporate Bonds & Notes
Industrials	1,167	0	(3)	4	0	(2)	0	(670)	496	11
U.S. Government Agencies	8,473	0	(112)	144	42	(73)	0	0	8,474	(76)
Asset-Backed Securities	0	33,629	0	403	0	(3,751)	0	0	30,281	(3,751)
Common Stocks
Financials	5,445	0	0	0	0	(148)	0	0	5,297	(148)
Industrials	0	1,369	0	0	0	0	0	0	1,369	0
Warrants
Industrials	450	0	0	0	0	1,307	0	0	1,757	1,307
Preferred Securities
Industrials	33,520	1,732	0	0	0	6,166	0	0	41,418	6,166
Totals	$49,774	$39,581	$(269)	$550	$44	$3,502	$50	$(1,129)	$92,103	$3,521

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2019	Valuation Technique	Unobservable Inputs		Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$100	Proxy Pricing	Base Price		100.212
	2,911	Third Party Vendor	Broker Quote		95.000 - 101.125
Corporate Bonds & Notes
Industrials	496	Reference Instrument	Yield		9.495
U.S. Government Agencies	8,474	Proxy Pricing	Base Price		60.540
Asset-Backed Securities	9,356	IO Weighted Average Life	Base Price		41.660
	20,925	Proxy Pricing	Base Price		0.010 - 101,885.410
Common Stocks
Financials	5,297	Fundamental Valuation	Company Equity Value	GBP	861,000,000.000
Industrials	1,369	Indicative Market Quotation	Broker Quote		$15.500
Warrants
Industrials	1,757	Other Valuation Techniques(2)	—		—
Preferred Securities
Industrials	41,418	Fundamental Valuation	Company Equity Value		$721,549,176.530
Total	$92,103

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Interest only (IO) weighted average life model begins amortization with the base price with the ending price being zero over the weighted average life of the IO on a straight-line basis. The base price may be a broker-dealer quote, transaction price, or an internal value as derived from the analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs used to set base price would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
CIW	CIBC World Markets Corp.	MEI	Merrill Lynch International	SOG	Societe Generale Paris
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind